                                                                       Exhibit 1
                                                                       ---------
                                    AGREEMENT

     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons listed below on behalf of each of them of Amendment No. 4 to the initial statement on Schedule 13D ("Amendment No. 4 to Schedule 13D") (including any further amendments thereto) with respect to the common stock, par value $.01 per share, of EXCO Resources, Inc., a Delaware corporation. The undersigned further consent and agree to the inclusion of this Agreement as an Exhibit to such Amendment No. 4 to Schedule 13D. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this agreement as of the 2nd day of July, 2001.


July 2, 2001         ARES LEVERAGED INVESTMENT FUND, L.P.

                     By:  Ares Management, L.P., as its General Partner


                     By:     /s/ Michael D. Weiner
                             ---------------------------
                             Name:     Michael D. Weiner
                             Title:    Vice President



July 2, 2001         ARES MANAGEMENT, L.P.


                     By:     /s/ Michael D. Weiner
                             ---------------------------
                             Name:     Michael D. Weiner
                             Title:    Vice President



July 2, 2001         ARES LEVERAGED INVESTMENT FUND II, L.P.

                     By:  Ares Management II, L.P., as its General Partner


                     By:     /s/ Michael D. Weiner
                             ---------------------------
                             Name:     Michael D. Weiner
                             Title:    Vice President



July 2, 2001         ARES MANAGEMENT II, L.P.


                     By:     /s/ Michael D. Weiner
                             ---------------------------
                             Name:     Michael D. Weiner
                             Title:    Vice President